                                                                   EXHIBIT 10.37


                                                                       EXECUTION


                          FIRST AMENDMENT TO REVOLVING
                          CREDIT AND GUARANTY AGREEMENT


         This FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of January 15, 2002, (this "Amendment"), is among Hayes Lemmerz International, Inc. (the "Borrower"), each of the direct and indirect subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (collectively, the "Guarantors"), Bank of America, N.A., CIBC, Inc. and Citicorp USA, Inc. (collectively, the "Lenders") and Canadian Imperial Bank of Commerce, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                   WITNESSETH

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of December 17, 2001 (as amended, restated or otherwise modified from time to time, the "Credit Agreement")

         WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent have, on terms and conditions set forth herein, agreed to certain modifications of the Credit Agreement; and

         WHEREAS, from and after the Effective Date (as hereinafter defined) of this First Amendment, the Credit Agreement shall be amended, subject to and upon the terms and conditions set forth herein;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, or the context otherwise requires, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended to included the following defined terms in alphabetical order:

                  "BORROWING BASE PROPERTIES" means all Eligible Real Property of the Borrower and the Guarantors that is included in accordance with this Agreement in the determination of the PP&E Component.

                  "CONTAMINANT" means any waste, pollutant, Hazardous Substance, toxic substance, Hazardous Waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls, or any constituent of any such substance or waste.

                  "ELIGIBLE REAL PROPERTY" means real property located in the United States and owned by the Borrower or a Guarantor as to which (i) the Administrative Agent shall have received an appraisal and a Phase I environmental report, in each case that is satisfactory in form and substance to the Administrative Agent and the Initial Lenders, (ii) no casualty has occurred that affects the value, use or operation which has not been restored or repaired, (iii) no condemnation or taking shall be pending which would materially adversely affect the value, use or operation of such real property,
         (iv) the Administrative Agent shall have received title reports, surveys and such other reports or information reasonably requested by the Administrative Agent or the Initial Lenders and (v) no representation or warranty contained in any of the Loan Documents has been breached (or will be breached) by inclusion of such real property in the PP&E Component.

                  "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or other injury to the environment.

                  "ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to protection of the environment or protection of human health in connection with exposure to any Hazardous Waste or Hazardous Substance.

                  "HAZARDOUS SUBSTANCE" shall have the meaning given such term in Section 3.7(a).

                  "HAZARDOUS WASTE" shall have the meaning given such term in
         Section 3.7(a).

                  "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into or out of the Borrowing Base Properties, including the movement of Contaminants through or in the air, soil, surface water, groundwater of the Borrowing Base Properties or otherwise.

         (b) The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

                  "BORROWING BASE" shall mean, at the time of any determination, an amount equal to the sum, without duplication, of (a) 85% of Eligible Accounts Receivable plus (b) the sum of 45% of Eligible Finished Goods plus 21% of Eligible Raw Materials, plus (c) the PP&E Component, minus
         (d) the Carve-Out. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.8 of the Agreement. Subject to the limitations and requirements set forth in Section 10.10(a) of the Agreement, the Administrative Agent, in its sole discretion after consultation with the Initial Lenders, may, and at the direction of at least two of the Initial Lenders shall, adjust and revise from time to time standards of eligibility and reserves and advance rates of the Borrowing Base, with any changes in such standards to be effective three (3) Business Days after delivery of notice thereof to the Borrower.

                  "BORROWING BASE ADDENDUM" shall mean the First Amendment to Revolving Credit and Guaranty Agreement dated as of January 15, 2002.

                  "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "PP&E COMPONENT" shall mean, at the time of any determination, an amount equal to the lesser of (i) the sum of (x) 75% of the orderly liquidation value of certain machinery and equipment owned by the Borrower and the Guarantors and (y) 50% of the market value of the Eligible Real Property, in each case as determined by the Initial Lenders, (ii) $40,000,000, or (iii) 20% of the Borrowing Base, inclusive of the PP&E Component as determined under clause (i) or clause (ii) above. For purposes of determining the PP&E Component as of the effective date of the Borrowing Base Addendum, (i) the orderly liquidation value of certain machinery and equipment owned by the Borrower and the Guarantors shall be determined by using the valuations of such machinery and equipment set forth in the appraisal by DoveBid Valuation Services, Inc. dated November 13, 2001, and (ii) the market value of the Borrowing Base Properties shall be determined by using the valuations of such real property set forth in the letter dated December 26, 2001 and the related appraisals referred to therein prepared by Binswanger.

         (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the period at the end of the definition of "Eligible Inventory", inserting the phrase "; or" in lieu thereof and adding at the end thereof a new item (m) as follows:

                  "(m) it is Work-in-Process."

         (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting in its entirety the definition of "Eligible Work-in-Process".

         (e) Section 1.1 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Critical Trade Vendors" the following:

                  "as modified from time to time in a manner acceptable to the Administrative Agent and the Initial Lenders."

         (f) Section 2.2(d) of the Credit Agreement is hereby amended by deleting the reference to "2.25%" on the fourth line thereof and replacing such reference with "2.0%" and by deleting the reference to "4.25%" on the fifth line thereof and replacing such reference with "4.0%".

         (g) Section 2.7(a) of the Credit Agreement is hereby amended by deleting the reference to "2.25%" at the end thereof and replacing such reference with "2.0%".

         (h) Section 2.7(b) of the Credit Agreement is hereby amended by deleting the reference to "3.75%" at the end thereof and replacing such reference with "3.50%".

         (i) Section 2.20 of the Credit Agreement is hereby amended by deleting the reference to "3.75%" on the third line thereof and replacing such reference with "3.50%".

         (j) Section 3.7(a) of the Credit Agreement is hereby amended by deleting the parenthetical phrase in the sixth and seventh lines thereof and replacing it with the following parenthetical phrase:

                  "(as such terms are defined under any applicable Environmental
                  Laws)"

         (k) Section 3 of the Credit Agreement is hereby amended to include the following new Section 3.14:

                  SECTION 3.14 Real Estate; Leases. Schedule 3.14 sets forth, as of the Closing Date, a correct and complete list of all Borrowing Base Properties owned by the Borrower and the Guarantors. The Borrower and each Guarantor has good and marketable title in fee simple to the Borrowing Base Properties identified on Schedule 3.14 as owned by the Borrower or such Guarantor, or valid leasehold interests in all Borrowing Base Properties designated therein as "leased" by the Borrower or such Guarantor and each such lease is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease exists. The Borrower and each Guarantor has good, indefeasible, and merchantable title to all of its respective Borrowing Base Properties, free of all Liens except Permitted Liens.

         (l) Section 3 of the Credit Agreement is hereby amended to include the following new Section 3.15:

                  SECTION 3.15 Environmental Laws. Except as otherwise disclosed on Schedule 3.15:

                  (a) The Borrower and the Guarantors have complied in all material respects with all Environmental Laws applicable to the Borrowing Base Properties and neither the Borrower nor any Guarantor nor any of their presently owned Borrowing Base Properties or presently conducted operations, nor, to the best of their knowledge, their prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting
         (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                  (b) The Borrower and the Guarantors have obtained or applied for all permits necessary for their current operations under all Environmental Laws applicable to the Borrowing Base Properties, and all such permits (to the extent obtained) are in good standing and the Borrower and the Guarantors are in compliance with all material terms and conditions of such permits.

                  (c) Neither the Borrower nor any of the Guarantors, nor, to the best of their knowledge, any of their predecessors in interest, has in violation of any applicable Environmental Laws stored, treated or disposed of any Hazardous Waste or Hazardous Substance in, on or under any of the Borrowing Base Properties.

                  (d) Except to the extent previously disclosed to the Administrative Agent and the Initial Lenders in writing, neither the Borrower nor any of the Guarantors has, with respect to the Borrowing Base Properties, received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any applicable Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

                  (e) To the best knowledge of the Borrower and the Guarantors, none of the Borrowing Base Properties nor any of the present or past operations of the Borrower and the Guarantors is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

                  (f) Neither the Borrower nor any of the Guarantors has, with respect to the Borrowing Base Properties, within the immediately preceding three (3) years filed any notice under any requirement of Environmental Law applicable to it reporting a spill or accidental and unpermitted Release or discharge of a Contaminant.

                  (g) Except to the extent previously disclosed to the Administrative Agent and the Initial Lenders in writing, neither the Borrower nor any of the Guarantors has, with respect to the Borrowing Base Properties, entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on the Borrower or any of the Guarantors with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

                  (h) No Environmental Lien has attached to any of the Borrowing Base Properties.

         (m) Section 5.1(b) of the Credit Agreement is hereby amended by deleting a reference to "December 31, 2001" on the last line thereof and replacing it with a reference to "January 31, 2002."

         (n) Section 5.10 of the Credit Agreement is hereby amended by inserting the following parenthetical language immediately after the words "Governmental Authority":

                           "(including any Environmental Laws)"

         (o) Section 5 of the Credit Agreement is hereby amended to include the following new Section 5.13:

         SECTION 5.13 Flood Insurance. In the event that any of the Borrowing Base Properties is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), the Borrower shall purchase and maintain flood insurance on such Borrowing Base Properties and any Inventory or other PP&E Component located on such Borrowing Base Properties. The amount of said flood insurance will be reasonably determined by the Administrative Agent, and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended.

         (p) Section 5 of the Credit Agreement is hereby amended to include the following new Section 5.14:

         SECTION 5.14 Environmental Laws. Without limiting the generality of
Section 5.10, the Borrower and each Guarantor shall conduct its business and maintain its respective Borrowing Base Properties in compliance, in all material respects, with all Environmental Laws, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. The Borrower and each Guarantor shall, with respect to the Borrowing Base Properties, take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Administrative Agent on any such responses.

         (q) Section 6.3 of the Credit Agreement is hereby amended by deleting the reference to "$2,000,000" on the sixth line thereof and replacing such reference with "$4,000,000".

         (r) Section 6.3 of the Credit Agreement is hereby further amended by deleting the word "and" appearing immediately before the reference to "(viii)" on the twelfth line from the bottom thereof and replacing it with a comma and adding at the end thereof the following:

         "and (ix) from and after the entry of the Final Order, Indebtedness of the Borrower in connection with a local development agency bond financing to finance the Borrower's purchase from Wheland Foundry LLC and its affiliates of certain assets located in Chatanooga, Tennessee used to manufacture parts of the Borrower's "Centrifuse Drums" products, in an amount not to exceed $4,100,000 and otherwise on terms and conditions satisfactory to the Administrative Agent and the Initial Lenders."

         (s) Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

         SECTION 6.10 Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment in, any other Person (all of the foregoing, "INVESTMENTS"), except for (i) Permitted Investments and investments by Foreign Subsidiaries in the ordinary course of business and consistent with past practice; (ii) Intercompany Indebtedness owing from the Borrower or a Guarantor to the Borrower or a Guarantor incurred in the ordinary course of business consistent with past practice; (iii) existing Intercompany Indebtedness listed on Schedule 6.3 (which describes all Intercompany Loans from the Borrower and the Guarantors to the Foreign Subsidiaries as of the date hereof); (iv) Intercompany Loans to Foreign Subsidiaries in Germany and Mexico in accordance with Section 2.29 and (v) Intercompany Loans from Foreign Subsidiaries (other than the Mexican Debtor) to other Foreign Subsidiaries in the ordinary course of business, consistent with past practices and documented by an executed promissory note evidencing such Intercompany Loans, provided that no such Intercompany Loan shall be made for the purpose of prepaying or redeeming, or used to prepay or redeem, any Indebtedness of such Foreign Subsidiaries. Neither the Borrower nor any Guarantor may (x) make any additional Investments in its Foreign Subsidiaries except as permitted hereunder nor (y) transfer any assets or the proceeds of any Loans to any jurisdiction outside of the United States of America, except for the collection and disbursement in the ordinary course of business and consistent with past practice of payments owing to Borlem S.A. Empreendimentos Industriais or the Mexican Debtor, purchases of Inventory by the Borrower or a Guarantor from Foreign Subsidiaries in the ordinary course of business and consistent with past practices or as otherwise expressly permitted hereunder. All post-petition Intercompany Loans from the Borrower or any Guarantor to any Foreign Subsidiary shall be made in accordance with Section 2.29 and shall be secured by liens on assets of such Foreign Subsidiary to the extent set forth in
Section 2.29.

         (t) Section 7.1(g) of the Credit Agreement is hereby amended by deleting the phrase "leases," set forth on the fifth line thereof.

         (u) Section 10.6 of the Credit Agreement is hereby amended to include the following parenthetical language immediately following the word "liabilities" in the fourth line thereof:

         "(including without limitation any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of any Hazardous Waste or Hazardous Substance relating to the operations, business or property of the Borrower and the Guarantors).

         (v) The Credit Agreement is hereby amended to include a new "Schedule 3.14" attached hereto as Exhibit A.

         (w) The Credit Agreement is hereby amended to include a new "Schedule 3.15" attached hereto as Exhibit B.

         (x) Exhibit C to the Credit Agreement is hereby amended in its entirety and replaced with a new Exhibit C in the form attached hereto as Exhibit C.

         (y) A new Section 10.21 to the Credit Agreement is hereby added at the end thereof as follows:

                  "SECTION 10.21 Final Order. The parties acknowledge and agree that the terms of the Final Order may modify or supplement the terms of this Agreement


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

                  and the other Loan Documents. To the extent the terms of the Final Order entered by the Bankruptcy Court conflict with the terms of this Agreement or the other Loan Documents, the parties agree that the terms of the Final Order shall be controlling."

Section 3. Waiver. Pursuant to the request of the Borrower, the Initial Lenders hereby waive the provisions of Section 7.1(g) of the Credit Agreement solely as such provisions apply to the one-time payment by the Borrower to Borlem S.A. Empreendimentos Industriais ("BORLEM") of an amount not in excess of $4,500,000 in respect of pre-petition claims of Borlem against the Borrower.

Section 4. Representation and Warranties. The Borrower and each of the Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and Lenders that:

         (a) It has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

         (b) Other than the Final Order, no consent of any person (including, without limitation, shareholders or creditors of the Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment and the other instruments and documents contemplated hereby which has not been obtained;

         (c) Subject to the entry of the Final Order, each of this Amendment and any other instruments and documents contemplated hereby has been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

         (d) Subject to the entry of the Final Order, the execution, delivery and performance of this Amendment, and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

         (e) After giving effect to this Amendment, there does not exist any Default or Event of Default; and

         (f) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if such representations and warranties had been made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material aspects as of such earlier date).

Section 5. Conditions to Effectiveness.

         (a) This Amendment shall become effective on the date (the "EFFECTIVE DATE") upon which the following conditions have been satisfied in full or waived by the Administrative Agent in writing:

                  (i) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent and its counsel, counterparts of this Amendment executed by the Borrower, the Guarantors, and the Lenders and such other approvals or documents as the Administrative Agent may reasonably request;

                  (ii) all representations and warranties contained in this Amendment or otherwise made in writing to the Administrative Agent in connection herewith shall be true and correct in all material respects;

                  (iii) no Default or Event of Default, shall have occurred and be continuing;

                  (iv) the Administrative Agent shall have received such other instruments, documents, opinions and assurances as the Administrative Agent or its counsel may reasonably request.

Section 6. Ratification: Waiver of Defenses; and Release.

         (a) The Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower and each Guarantor hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents, the Interim Order and otherwise.

         (b) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or the Lenders or (ii) to prejudice any other right or rights which the Administrative Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except to the extent hereby waived or modified, the Credit Agreement and each of the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

Section 7. References. All references to the "Credit Agreement", "thereunder", "thereof" or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Amendment shall constitute a Loan Document.

Section 8. Counterparts. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

Section 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11. Acknowledgement by Guarantors. Each of the Guarantors hereby acknowledge that it has read this Amendment and consents to the terms hereof and further confirms and agrees that the Security and Pledge Agreement to which such Guarantor is a party and all of the Collateral, as the case may be, described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined in the Security and Pledge Agreement).

Section 12. Severability. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

Section 13. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Borrower and the Guarantors contained herein shall survive the Termination Date and the indefeasible payment in full in cash of the Obligations.

Section 14. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

Section 15. Headings. Section headings in this Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.


                                            BORROWER:

                                            HAYES LEMMERZ INTERNATIONAL, INC.

                                            By:  _______________________________
                                                 Name:  ________________________
                                                 Title:  _______________________

                                            GUARANTORS:

                                            HAYES LEMMERZ INTERNATIONAL --
                                            CALIFORNIA, INC.

                                            HLI (EUROPE), LTD.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            MEXICO, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            OHIO, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            HOWELL, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            GEORGIA, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            CMI, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            TEXAS, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            HUNTINGTON, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            HOMER, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            KENTUCKY, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            CADILLAC, INC.

                                            HLI -- SUMMERFIELD REALTY CORP.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            MONTAGUE, INC.


FIRST AMENDMENT

                                            HAYES LEMMERZ INTERNATIONAL --
                                            BRISTOL, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            EQUIPMENT & ENGINEERING, INC.

                                            HAYES LEMMERZ INTERNATIONAL -- PCA,
                                            INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            WABASH, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            SOUTHFIELD, INC.

                                            HLI -- VENTURES, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            LAREDO, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            TRANSPORTATION, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            TECHNICAL CENTER, INC.

                                            HAYES LEMMERZ INTERNATIONAL --
                                            PETERSBURG, INC.

                                            HLI REALTY, INC.

                                            HLI NETHERLANDS HOLDINGS, INC.

                                            HAYES LEMMERZ INTERNATIONAL IMPORT,
                                            INC.

                                            CMI -- QUAKER ALLOY, INC.


                                            By:  _______________________________
                                                 Name:  ________________________
                                                 Title:  _______________________



FIRST AMENDMENT

                                            ADMINISTRATIVE AGENT:

                                            CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as Administrative Agent

                                            By:  _______________________________
                                                 Name:  ________________________
                                                 Title:  _______________________


                                            LENDERS:

                                            CIBC, INC.

                                            By:  _______________________________
                                                 Name:  ________________________
                                                 Title:  _______________________



                                            BANK OF AMERICA, N.A.

                                            By:  _______________________________
                                                 Name:  ________________________
                                                 Title:  _______________________


                                            CITICORP USA, INC.


                                            By:  _______________________________
                                                 Name:  ________________________
                                                 Title:  _______________________



FIRST AMENDMENT

                                Exhibits Omitted